Exhibit 99.1

SECOND AMENDMENT

to

MANAGEMENT AND OPERATIONS AGREEMENT

AMENDED AND RESTATED

As of January 1, 2005

This Second Amendment (this “Second Amendment”) to the Management and Operations Agreement Amended and Restated as of January 1, 2005 (the “A&R Management Agreement”), as amended by the First Amendment to A&R Management Agreement dated as of April 1, 2007 (the “First Amendment”) (the A&R Management Agreement and the First Amendment are collectively referred to as the “2005 Management Agreement”) is entered into as of December 31, 2008, by and among State Automobile Mutual Insurance Company (“State Auto Mutual”), State Auto Financial Corporation (“STFC”), State Auto Property & Casualty Insurance Company (“State Auto P&C”), State Auto National Insurance Company (“National”), Milbank Insurance Company (“Milbank”), State Auto Insurance Company of Ohio (“SA OH”), Meridian Security Insurance Company (“Meridian Security”), Meridian Citizens Mutual Insurance Company (“Meridian Citizens Mutual”), Meridian Insurance Group, Inc. (“MIGI”), Farmers Casualty Insurance Company (“Farmers Casualty”), Stateco Financial Services, Inc. (“Stateco”), Strategic Insurance Software, Inc. (“S.I.S.”), 518 Property Management and Leasing, LLC (“518 PML”), State Auto Florida Insurance Company (“SA FL”), Beacon National Insurance Company (“Beacon”), Beacon Lloyds, Inc. (“BLI”), Beacon Lloyds Insurance Company (“Beacon Lloyds”) (Beacon, BLI and Beacon Lloyds are collectively referred to herein as the “Beacon Insurers”), Patrons Mutual Insurance Company of Connecticut (“Patrons”), Litchfield Mutual Fire Insurance Company (“Litchfield”), and Provision State Insurance Company (“Provision”) (Patrons, Litchfield and Provision are collectively referred to herein as the “Patrons Insurers”). This Second Amendment shall be effective and operative as set forth in Sections 9, 14 and 15 of this Second Amendment.

Background Information

The 2005 Management Agreement describes the operating relationship among substantially all of the affiliates of State Auto Mutual and State Auto Mutual, the ultimate controlling person in the State Auto Mutual insurance holding company system.

Pursuant to the terms of the First Amendment, the parties (i) added SA FL as a party to the 2005 Management Agreement and (ii) added the Beacon Insurers as parties to the 2005 Management Agreement, provided that the arrangements between the Beacon Insurers, State Auto P&C and State Auto Mutual recognized that Beacon had its own employee force performing services for it and the other Beacon Insurers.

The Patrons Insurers became affiliates of State Auto Mutual pursuant to the terms of the Amended and Restated Affiliation Agreement dated as of October 24, 2007 (the “Affiliation Agreement”), among State Auto Mutual, Patrons and Litchfield. In accordance with the terms of the Affiliation Agreement, the employees of Patrons as of the close of business on December 31, 2008, will become State Auto P&C employees effective January 1, 2009. Not listed among the Patrons Insurers is Patrons Fire Insurance Company of Rhode Island (“Patrons RI”) which was dissolved effective September 30, 2008.

Two parties to the 2005 Management Agreement, namely First Preferred Insurance Company and Petrolia Insurance Company, were dissolved effective December 18, 2007, and thus are no longer parties to the 2005 Management Agreement. The Beacon employees became employees of State Auto P&C effective January 1, 2008.

For purposes of the 2005 Management Agreement and this Second Amendment, the “Mutual Group” or the “State Auto Mutual Group” shall mean State Auto Mutual, Meridian Security, Citizen, MIGI, SA FL, the Beacon Insurers and the Patrons Insurers, and the “State Auto Financial Group” shall mean STFC, State Auto P&C, National, Milbank, SA OH, Farmers Casualty, Stateco, S.I.S. and 518 PML.

With this Second Amendment, the parties hereto intend to (i) amend the 2005 Management Agreement as necessary to reflect the fact that Beacon employees became employees of State Auto P&C effective January 1, 2008; (ii) add the Patrons Insurers as parties to the 2005 Management Agreement; and (iii) authorize the State Auto Mutual Board of Directors to appoint a member of its Nominating and Governance Committee as a non-voting member of the Compensation Committee of the Board of Directors of STFC.

In response to a recommendation from each of their Independent Committees, the Boards of Directors of the State Auto Financial Group and the State Auto Mutual Group have each approved this Second Amendment.

Statement of Agreement

In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the parties to this Second Amendment agree to amend the 2005 Management Agreement as follows:

1. Capitalized terms used in this Second Amendment (including the Background Information) which are not otherwise defined herein shall have the meanings ascribed to such terms in the 2005 Management Agreement.

2. Upon the Patrons Insurers Effective Date, as defined in Section 15 of this Second Amendment, the management and expense agreements among the Patrons Insurers, State Auto Mutual and State Auto P&C, namely:

•	Inter-company Expense Agreement, as heretofore amended, among Litchfield, Patrons, State Auto Mutual and State Auto P&C;

•	Management Services Agreement, as heretofore amended, among Litchfield, Patrons, State Auto Mutual and State Auto P&C;

•	Inter-company Expense Agreement, as heretofore amended, among Patrons RI, Patrons, State Auto Mutual and State Auto P&C;

•	Management Services Agreement, as heretofore amended, among Patrons RI, Patrons, State Auto Mutual and State Auto P&C; and

•	Inter-company Expense Agreement, as heretofore amended, among Provision, Patrons, State Auto Mutual and State Auto P&C;

shall automatically terminate with no further force or effect, and each of the Patrons Insurers shall automatically become a Managed Company with all rights and duties thereof as set forth in the 2005 Management Agreement, except as otherwise specifically set forth in this Second Amendment.

3. Upon the Patrons Insurers Effective Date, Section 5 of the First Amendment shall be deleted in its entirety, and Section 6(a) of the A&R Management Agreement shall be deleted in its entirety and replaced by the following:

(a) Insurance Losses, Loss Adjustment Expenses and Underwriting Expenses of Mutual, Meridian, Citizens, State Auto P&C, Milbank, Farmers, SA OH, SA FL, Beacon, Patrons and Litchfield - All insurance losses, loss adjustment expenses and underwriting expenses of Mutual, Meridian, Citizens, State Auto P&C, Milbank, Farmers, SA OH, SA FL, Beacon, Patrons and Litchfield (hereafter the “Pooled Companies”), as computed under the statutory accounting principles used by State Auto P&C from time to time, including, but not limited to, all related claim adjustment services, commissions and brokerage expenses, salaries and employee relations and welfare expenses and all other loss adjustment and other underwriting expenses to be reflected in the annual statement to be filed with state insurance authorities, shall be shared by each of the Pooled Companies in accordance with the provisions of the pooling arrangement as in effect through the 2008 Pooling Agreement. It is understood and acknowledged that the percentages by which such losses and expenses are shared under the 2008 Pooling Agreement and other provisions of the 2008 Pooling Agreement may be changed from time to time under procedures outlined in the 2008 Pooling Agreement. It is further understood and agreed that while SA WI is a party to the 2008 Pooling Agreement, it is a party to a separate management agreement with State Auto P&C and State Auto Mutual, which contains provisions substantially similar to this section 6(a).

4. Upon the Patrons Insurers Effective Date, Section 6(e) of the A&R Management Agreement shall not apply to the Patrons Insurers. The Patrons Insurers own or rent sufficient office space at their principal office or other locations in Connecticut or elsewhere, and all such rental or ownership expense shall be the responsibility and direct expense of the Patrons Insurers.

5. Upon the Patrons Insurers Effective Date, Section 9(b) of the A&R Management Agreement shall be amended by adding the following as the last sentence thereof: “The foregoing notwithstanding, the Patrons Insurers may terminate their participation in this Agreement at any time by giving the other parties at least ninety (90) days’ advance written notice of such termination.”

6. Upon the Patrons Insurers Effective Date, Section 9(c) of the A&R Management Agreement shall be amended by adding the following phrase to the end of the last sentence thereof: “and provided further that such termination with respect to any of the Patrons Insurers shall only be effective upon prior approval of the Connecticut Department of Insurance.)”

7. Upon the Patrons Insurers Effective Date, Section 15 of the A&R Management Agreement shall be amended by adding the following phrase to the end of the last sentence thereof: “and approved by the insurance regulatory officials from the domiciliary state of each of the parties hereto in accordance with the laws of each such state.”

8 Upon the Patrons Insurers Effective Date, Section 16 of the A&R Management Agreement shall be amended by adding the following phrase to the end of the first sentence thereof: “and without the prior approval of the insurance regulatory officials from the domiciliary state of each of the parties hereto in accordance with the laws of each such state.”

9. Upon the effective date and time described in this section, Section 5 of the A&R Management Agreement is hereby amended by adding the following as the last sentence thereof: “The parties hereto agree that the State Auto Mutual Board of Directors is authorized, in its sole discretion, to appoint one member of its Nominating and Governance Committee to the Compensation Committee of the Board of Directors of STFC to serve as a non-voting member of said STFC Compensation Committee and a liaison between the State Auto Mutual Board of Directors and the STFC Board of Directors and its Compensation Committee.” This section of this Second Amendment shall be effective as of 12:01 a.m. Columbus, Ohio time on March 1, 2008. Notwithstanding the foregoing, this section of the Second Amendment shall only become operative if and when this Second Amendment has been approved, or deemed approved, by all insurance regulators whose approval is necessary to implement the terms of the 2005 Management Agreement as amended by the Second Amendment.

10. Upon the Beacon Insurers Effective Date, as defined in Section 14 of this Second Amendment, Section 3 of the First Amendment shall be deleted in its entirety. On the Beacon Insurers Effective Date, each Beacon Insurer shall automatically become a Managed Company with all rights and duties thereof as set forth in the 2005 Management Agreement, except as otherwise specifically set forth in this Second Amendment.

11. Upon the Beacon Insurers Effective Date, Section 4 of the First Amendment shall be deleted in its entirety.

12. Upon the Beacon Insurers Effective Date, Section 6 of the First Amendment shall be deleted in its entirety, and Section 6(c) of the A&R Management Agreement shall be deleted in its entirety and replaced by the following:

(c) Insurance Losses, Loss Adjustment Expenses and Underwriting Expenses of National - All insurance losses, loss adjustment expenses and underwriting expenses of National, as computed under the statutory accounting principles used by National from time to time shall be paid by National. Underwriting expenses include, without limitation, expenses for State Auto P&C employees providing services on behalf of National for only part of their time, which expenses shall be allocated to National in proportion to the amount of time those employees spend on National’s behalf in accordance with statutory accounting principles used by National from time to time.”

13. Upon the Beacon Insurers Effective Date, Section 7 of the First Amendment shall be deleted in its entirety.

14. As to the Beacon Insurers, this Second Amendment shall be effective as of 12:01 a.m. Columbus, Ohio time, on January 1, 2008 (the “Beacon Insurers Effective Date”). Notwithstanding the foregoing, this Second Amendment shall only become operative as to the Beacon Insurers if and when this Second Amendment has been approved, or deemed approved, by all insurance regulators whose approval is necessary to implement the terms of this Second Amendment with respect to the Beacon Insurers. If this Second Amendment is not approved with respect to the Beacon Insurers as described in this section, this Second Amendment shall be deemed null and void as to the Beacon Insurers and shall not become operative to amend the 2005 Management Agreement in any manner whatsoever as to the Beacon Insurers.

15. As to the Patrons Insurers, this Second Amendment shall be effective as of 12:01 a.m. Columbus, Ohio time, on January 1, 2009 (the “Patrons Insurers Effective Date”). Notwithstanding the foregoing, this Second Amendment shall only become operative as to the Patrons Insurers if and when this Second Amendment has been approved, or deemed approved, by all insurance regulators whose approval is necessary to implement the terms of this Second Amendment with respect to the Patrons Insurers. If this Second Amendment is not approved with respect to the Patrons Insurers as described in this section, this Second Amendment shall be deemed null and void as to the Patrons Insurers and shall not become operative to amend the 2005 Management Agreement in any manner whatsoever as to the Patrons Insurers.

16. This document is an amendment to the 2005 Management Agreement, and in the event of any inconsistencies between the provisions of the 2005 Management Agreement and this Second Amendment, the provisions of this Second Amendment shall control. Except as expressly amended hereby, the 2005 Management Agreement shall continue in full force and effect without change for the balance of the term thereof.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have entered into this Second Amendment as of the date set forth above.

STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

STATE AUTO FINANCIAL CORPORATION

STATE AUTO PROPERTY & CASUALTY INSURANCE COMPANY

STATE AUTO NATIONAL INSURANCE COMPANY

STATE AUTO INSURANCE COMPANY OF OHIO

FARMERS CASUALTY INSURANCE COMPANY

MERIDIAN SECURITY INSURANCE COMPANY

MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY

STATE AUTO FLORIDA INSURANCE COMPANY

BEACON NATIONAL INSURANCE COMPANY

BEACON LLOYDS, INC.

BEACON LLOYDS INSURANCE COMPANY

PATRONS MUTUAL INSURANCE COMPANY OF CONNECTICUT

LITCHFIELD MUTUAL FIRE INSURANCE COMPANY

PROVISION STATE INSURANCE COMPANY

MERIDIAN INSURANCE GROUP, INC.

STATECO FINANCIAL SERVICES, INC.

MILBANK INSURANCE COMPANY

STRATEGIC INSURANCE SOFTWARE, INC.

518 PROPERTY AND MANAGEMENT LEASING, LLC

By:	/s/ Robert P. Restrepo, Jr.
Robert P. Restrepo, Jr., President